Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into as of [—] by and among City Office REIT, Inc., a Maryland corporation (the “Company”), and the holders listed on Schedule I hereto (each an “Initial Holder” and, collectively, the “Initial Holders”).

RECITALS

WHEREAS, in connection with the initial public offering (the “IPO”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), the Company and City Office REIT Operating Partnership, L.P., a Maryland limited partnership (the “Operating Partnership”), have concurrently engaged in certain formation transactions (the “Formation Transactions”), pursuant to which the Initial Holders have concurrently received, in exchange for their respective interests in the entities participating in the Formation Transactions, shares of Common Stock or common units of limited partnership interest in the Operating Partnership (“Common OP Units”), which may be redeemable for cash or, at the Company’s option, exchangeable for shares of Common Stock pursuant to the Operating Partnership Agreement;

WHEREAS, in connection with the Formation Transactions, the Company has agreed to grant to the Initial Holders and their permitted assignees and transferees the registration rights set forth in Article II hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Beneficially Own.” A Person shall be deemed to “Beneficially Own” securities if such Person is deemed to be a “beneficial owner” within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

“Charter” means the Articles of Amendment and Restatement of the Company as filed with the Secretary of State of the State of Maryland on [—], as the same may be amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission.

“Common OP Units” has the meaning set forth in the Recitals.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Demand” has the meaning set forth in Section 2.1(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Statement” has the meaning set forth in Section 2.1(a).

“Disadvantageous Condition” has the meaning set forth in Section 2.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means (i) any Initial Holder who is the record or beneficial owner of any Registrable Security or (ii) any assignee or transferee of such Initial Holder (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) (x) to the extent permitted under the Operating Partnership Agreement or the Charter, as applicable, and (y) provided such assignee or transferee agrees in writing to be bound by all the provisions hereof.

“Indemnified Party” has the meaning set forth in Section 2.11.

“Indemnifying Party” has the meaning set forth in Section 2.11.

“Initial Holder” has the meaning set forth in the Preamble.

“Inspectors” has the meaning set forth in Section 2.7(a)(viii).

“IPO” has the meaning set forth in the Recitals.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“FINRA” has the meaning set forth in Section 2.7(a)(xviii).

“Formation Transactions” has the meaning set forth in the Recitals.

“Losses” has the meaning set forth in Section 2.9.

“Minimum Registration Amount” means not less than the number of shares of Registrable Securities that represent 5% of the Common Stock outstanding on the date thereof.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A , delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such registration statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to bound by the terms and conditions hereof.

“NYSE” means the New York Stock Exchange, or any successor exchange thereto.

“Operating Partnership” has the meaning set forth in the Recitals.

“Operating Partnership Agreement” means the Amended & Restated Agreement of Limited Partnership of the Operating Partnership, dated as of [—], as the same may be amended, modified or restated from time to time.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Piggy-Back Registration” has the meaning set forth in Section 2.2(a).

“Records” has the meaning set forth in Section 2.7(a)(viii).

“Registrable Securities” means with respect to any Holder, shares of Common Stock owned, either of record or beneficially, by such Holder that were issued in the Formation Transactions or issued or issuable upon exchange of Common OP Units issued in the Formation Transactions and any additional shares of Common Stock issued as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise).

As to any particular Registrable Securities, they shall cease to be Registrable Securities at the earliest time as one of the following shall have occurred: (i) a registration statement (including a Shelf Registration Statement) covering such shares has been declared effective by the Commission and all such shares have been disposed of pursuant to such effective registration statement or unless such shares (other than Restricted Shares) were issued pursuant to an effective registration statement, (ii) such shares have been publicly sold under Rule 144, (iii) all such shares may be sold in one transaction pursuant to Rule 144 or (iv) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares subsequently may be resold or otherwise transferred by such transferee without registration under the Securities Act.

“Registration Expenses” has the meaning set forth in Section 2.8.

“Restricted Shares” means shares of Common Stock issued under a Shelf Registration Statement which if sold by the holder thereof would constitute “restricted securities” as defined under Rule 144.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Rule 415” means Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder).

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.

“Shelf Registration” has the meaning set forth in Section 2.4(a).

“Shelf Registration Statement” has the meaning set forth in Section 2.4(a).

“Suspension Notice” means any written notice delivered by the Company pursuant to Section 2.15 with respect to the suspension of rights under a Shelf Registration Statement or any prospectus contained therein.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.1 Underwritten Demand Registration.

(a) Commencing on or after the date that is 365 days after the consummation date of the IPO, any Holder or Holders may make a written request to the Company (a “Demand”) for registration of an underwritten offering under the Securities Act of all or part of its or their Common Stock constituting Registrable Securities that in the aggregate equals or is greater than the Minimum Registration Amount (a “Demand Registration”). The Company shall prepare and file a registration statement on an appropriate form with respect to any Demand Registration (the “Demand Registration Statement”). Any request for a Demand Registration will specify (i) the aggregate number of Registrable Securities requested to be registered in such Demand Registration, (ii) the intended method of disposition in connection with such Demand

Registration, to the extent then known, and (iii) the identity of the Holder (or Holders). Within five days after receipt of a Demand, the Company shall give written notice of such Demand to any other Person that, on the date such Demand is delivered to the Company, is a Holder. Subject to Section 2.3, the Company shall include in the Demand Registration covered by such Demand all Registrable Securities with respect to which the Company has received a written request for inclusion therein within five days after such notice by the Company has been given. Such written request shall comply with the requirements of a Demand as set forth in this Section 2.1(a). The Company will, subject to the terms of this Agreement, use its commercially reasonable efforts to effect the registration under the Securities Act of: (i) the Registrable Securities that the Company has been so requested to register by the Holder or Holders for disposition in accordance with the intended method of disposition stated in such Demand; (ii) all other Registrable Securities that the Company has been requested to register by any Holders pursuant to this Section 2.1(a); and (iii) all other shares of Common Stock that the Company may elect to register in connection with any offering of Registrable Securities pursuant to this Section 2.1, but subject to Section 2.3. Unless the Holders participating in such Demand Registration that hold a majority of the Registrable Securities included in such Demand Registration shall consent in writing, no party, other than the Company, shall be permitted to offer securities in connection with any such Demand Registration. The Company shall not be obligated to effect more than one Demand Registration.

(b) The Company shall not be obligated to effect any Demand Registration (A) within three months of a “firm commitment” underwritten offering in which all of the Holders were given the opportunity to exercise “piggyback” rights pursuant to Section 2.2(a) (provided that at least 50% of the number of Registrable Securities requested by such Holders to be included in such Demand Registration were included), (B) within three months of any other underwritten offering pursuant to Sections 2.2(a) or (C) so long as a Shelf Registration Statement is on file and effective. In addition, the Company shall be entitled to postpone (upon written notice to all Holders) for a reasonable period of time not to exceed 30 days in succession the filing or the effectiveness of a registration statement for any Demand Registration (but no more than twice, or for more than 60 days in the aggregate, in any twelve-month period) if the Board determines in good faith and in its reasonable judgment that the filing or effectiveness of the registration statement relating to such Demand Registration could cause the disclosure of (i) material, non-public information that the Company has a bona fide business purpose for preserving as confidential, (ii) a significant business opportunity (including a potential acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, share exchange, tender offer or other similar transaction) available to the Company that the Board reasonably determines to be significantly disadvantageous for the Company to disclose or (iii) any other event or condition of similar significance to the Company that the Board reasonably determines to be significantly disadvantageous for the Company to disclose and that the Company is not otherwise required to disclose at such time (each of the conditions in (i), (ii) and (iii), a “Disadvantageous Condition”), and the Company shall furnish to the Holders a notice stating that the Company is deferring such registration pursuant to this Section 2.1(b) and an approximation of the anticipated duration of the delay. In the event of a postponement by the Company of the filing or effectiveness of a registration statement for a Demand Registration due to a Disadvantageous Condition, the Holder(s) shall have the right to withdraw such Demand in accordance with Section 2.6.

(c) A registration requested by the Holder(s) under Section 2.1(a) will not count as a Demand Registration unless and until the registration statement related to such request has been declared effective by the Commission.

(d) The Company shall select the book-running managing Underwriter in connection with any Demand Registration. The Company may select any additional investment banks and managers to be used in connection with the offering.

SECTION 2.2 Piggy-Back Registration.

(a) Subject to the terms and conditions hereof, if the Company proposes to register any Common Stock for its own account or for the account of others at any time following the first anniversary of the IPO (other than (i) on a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or (ii) in connection with an exchange offer or offering of securities solely to the Company’s existing securityholders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable; such notice shall specify, at a minimum, the number of equity securities proposed to be registered, the proposed date of filing of such registration statement with the Commission, the proposed means of distribution and the proposed managing underwriter or underwriters (if any and if known) and offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (a “Piggy-Back Registration”); provided, that if and so long as a Shelf Registration Statement is on file and effective, then the Company shall have no obligation to effect a Piggy-Back Registration. The Company, subject to the terms and conditions of this Agreement, shall use its commercially reasonable efforts to cause the managing Underwriter(s) of a proposed underwritten offering to permit the Registrable Securities equal to or greater than the Minimum Registration Amount held by the Holders requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any equity securities of the Company included therein. Participation in a Piggy-Back Registration as provided in this Section 2.2 shall not count as a Demand Registration for purposes of Section 2.1.

(b) In connection with any Piggy-Back Registration under this Section 2.2 for the Company’s account, the Company shall not be required to include a Holder’s Registrable Securities in the Piggy-Back Registration unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company.

(c) If, at any time after giving written notice of its intention to register any of its equity securities as set forth in this Section 2.2 and prior to the time the registration statement filed in connection with such Piggy-Back Registration is declared effective, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such particular withdrawn or abandoned Piggy-Back Registration (but not from its obligation to pay the Registration Expenses (as defined below) in connection therewith as provided herein); provided that the Holder may continue the registration as a Demand Registration pursuant to the terms of Section 2.1.

SECTION 2.3 Reduction of Offering. Notwithstanding anything contained in Sections 2.1 and 2.2, if the managing Underwriter(s) of an offering described in Section 2.1 or 2.2 advise in writing the Company and the Selling Holders that the size of the intended offering is such that the success of the offering or price per share of the securities to be sold would be adversely affected by inclusion of the Registrable Securities requested to be included by the Selling Holders and the Company, then: (x) in the case of a Demand Registration, the amount of the Common Stock to be offered for the account of the Company shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter(s), provided that the amount of securities to be offered by the Company shall not be reduced to less than fifty (50) percent of the total number of securities to be included in such offering; and (y) in the case of a Piggy-Back Registration, the amount of securities to be offered for the accounts of Selling Holders shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter(s), provided that the amount of securities to be offered by the Selling Holders shall not be reduced to less than thirty (30) percent of the total number of securities to be included in such offering.

SECTION 2.4 Shelf Registration.

(a) Subject to Section 2.15, and further subject to the availability to the Company of a Registration Statement on Form S-3 or a successor form, the Company shall prepare and file, not later than 365 days after the consummation date of the IPO, a “shelf” registration statement with respect to the resale of the Registrable Securities (“Shelf Registration”) by the Holders thereof on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (“Shelf Registration Statement”) and permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Shelf Registration Statement. The Company shall use its reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof, and, subject to Sections 2.4(c) and 2.15, to keep such Shelf Registration Statement continuously effective for a period ending when the Holders, together, Beneficially Own less than a Minimum Registration Amount.

At the time the Shelf Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law.

(b) Any offering under a Shelf Registration Statement shall be underwritten at the written request of Holders of Registrable Securities under such registration statement that hold in the aggregate at least 10% of the Registrable Securities originally issued in the Formation Transactions (provided that the number of Registrable Securities requested to be registered in such underwritten offering equals or is greater than the Minimum Registration Amount; provided further that the Company shall not be obligated to effect more than one underwritten offering under this Section 2.4(b) and Section 2.1(a), taken together; and provided further that the

Company shall not be obligated to effect, or take any action to effect, an underwritten offering (i) within 120 days following the last date on which an underwritten offering was effected pursuant to this Section 2.4(b) or Section 2.1(a) or during any lock-up period required by the underwriters in any prior underwritten offering conducted by the Company on its own behalf or on behalf of selling stockholders, or (ii) during the period commencing with the date thirty (30) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a registration statement with respect to an offering by the Company (provided that the Company is actively engaged in good faith commercially reasonable efforts to file such registration statement). Any request for an underwritten offering hereunder shall be made to the Company in accordance with the notice provisions of this Agreement.

(c) The Company shall prepare and file such additional registration statements as necessary every three (3) years and use its reasonable efforts to cause such registration statements to be declared effective by the Commission so that a Shelf Registration Statement remains continuously effective, subject to Section 2.15, with respect to resales of Registrable Securities as and for the periods required under Section 2.4(a) (such subsequent registration statements to constitute a Shelf Registration Statement hereunder).

(d) Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Shelf Registration Statement.

SECTION 2.5 Reduction of Offering Under a Shelf Registration. Notwithstanding anything contained herein, if the managing Underwriter(s) of an offering described in Section 2.4(b) advise in writing the Company and the Holder(s) of the Registrable Securities included in such offering that the size of the intended offering is such that the success of the offering or price per share of the securities to be sold would be adversely affected by inclusion of all the Registrable Securities requested to be included, then the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities requested for inclusion) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter(s) but in priority to any securities proposed to be sold by any other holders of securities of the Company with registration rights to participate therein. The Company shall have the opportunity to include such number of securities as it may elect in an offering described in Section 2.4(b); provided that if the managing Underwriter(s) of such offering advise in writing the Company and the Holder(s) of the Registrable Securities requested to be included that the success of the offering would be adversely affected by inclusion of all the securities requested to be included by the Company, then the amount of securities to be offered for the account of the Company shall be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter(s); provided further that the amount of securities to be offered by the Company shall not be reduced to less than fifty (50) percent of the total number of securities to be included in such offering.

SECTION 2.6 Withdrawal Rights. Any Holder, after notifying or directing the Company to include any or all of its Registrable Securities in a registration statement under the Securities Act, shall have the right to withdraw any such notice or direction with respect to any or all of the Registrable Securities designated by it for registration by giving written notice to such effect to the Company prior to the effective date of such registration statement. In the event of any such withdrawal, the Company shall not include such Registrable Securities in the applicable registration and such Registrable Securities shall continue to be Registrable Securities for all purposes of this Agreement. No such withdrawal shall affect the obligations of the Company with respect to the Registrable Securities not so withdrawn; provided, however, that in the case of a Demand Registration, if such withdrawal shall reduce the number of Registrable Securities sought to be included in such registration below the Minimum Registration Amount, then the Company shall as promptly as practicable give each Holder of Registrable Securities sought to be registered notice to such effect and, within ten days following the mailing of such notice, such Holder, if still seeking registration, shall by written notice to the Company elect to register additional Registrable Securities to satisfy the Minimum Registration Amount or elect that such registration statement not be filed or, if previously filed, be withdrawn. During such 10 day period, the Company shall not file such registration statement if not previously filed or, if such registration statement has been previously filed, the Company shall not seek, and shall use commercially reasonable efforts to prevent, the effectiveness of such registration statement.

SECTION 2.7 Registration Procedures.

(a) If and whenever the Company is required to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1, 2.2 or 2.4, the Company shall as promptly as practicable (in each case, to the extent applicable):

(i) prepare and file with the Commission a registration statement to effect such registration, cause such registration statement to become effective at the earliest possible date permitted under the rules and regulations of the Commission, and thereafter use commercially reasonable efforts to cause such registration statement to remain effective pursuant to the terms of this Agreement; provided, however, that the Company may discontinue any registration of its securities that are not Registrable Securities at any time prior to the effective date of the registration statement relating to such securities; provided further that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the Selling Holders copies of all such documents proposed to be filed, which documents will be subject to the review of and comment by such counsel (it being understood that counsel to the Selling Holders will conduct its review and provide any comments promptly);

(ii) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith and any Exchange Act reports incorporated by reference therein as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Selling Holder(s) set forth in such registration statement or (i) in the case of a Demand Registration pursuant to Section 2.1, the expiration of 60 days after such registration statement becomes effective or (ii) in the case of a Piggy-Back Registration pursuant to Section 2.2, the expiration of 60 days after such registration statement becomes effective;

(iii) furnish to each Selling Holder and each underwriter, if any, of the securities being sold by such Selling Holder such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such number of copies of any Issuer Free Writing Prospectus and such other documents as such Selling Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Selling Holder; provided, however, that no reports or documents need to be furnished to the extent they have been filed with the Commission and are publicly available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system.

(iv) use commercially reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any Selling Holder and any underwriter of the securities being sold by such Selling Holder shall reasonably request, and take any other action which may be reasonably necessary or advisable to enable such Selling Holder and underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Selling Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to file a general consent to service of process in any such jurisdiction;

(v) use best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if no such securities are so listed, use commercially reasonable efforts to cause such Registrable Securities to be listed on the NYSE or the Nasdaq Stock Market;

(vi) use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Selling Holder(s) thereof to consummate the disposition of such Registrable Securities;

(vii) in connection with an underwritten offering, obtain for each underwriter:

(1) an opinion of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters, and

(2) a “comfort” letter signed by the independent registered public accountants who have certified the Company’s financial statements included in such registration statement (and, if necessary, any other independent registered public accountant of any subsidiary of the Company or any business acquired by the Company from which financial statements and financial data are, or are required to be, included in the registration statement);

(viii) promptly make available for inspection by any Selling Holder, any underwriter participating in any disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any Selling Holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable such Selling Holder or underwriter to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement promptly; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this clause (viii) if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) if either (A) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (B) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Selling Holder agrees, and causes each of the Inspectors to agree, to enter into a confidentiality agreement on terms reasonably acceptable to the Company; and provided further that each of the Selling Holders agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(ix) promptly notify in writing each Selling Holder and the underwriters, if any, of the following events:

(1) the filing of the registration statement, the prospectus or any prospectus supplement related thereto, any Issuer Free Writing Prospectus or post-effective amendment to the registration statement, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(2) any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

(3) the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

(4) when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the registration statement; and

(5) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(x) notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of any Selling Holder, promptly prepare and furnish to such Selling Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(xi) use every reasonable best effort to obtain the withdrawal of any order suspending the effectiveness of such registration statement;

(xii) use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to the Selling Holders, as promptly as practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first day of the Company’s first full quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission);

(xiii) cooperate with the Selling Holders and any underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law), if necessary or appropriate, representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such Selling Holder may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates as necessary or appropriate;

(xiv) have appropriate officers of the Company prepare and participate in customary “road shows” as requested by the managing underwriter(s);

(xv) have appropriate officers of the Company, and cause representatives of the Company’s independent registered public accountants to, participate in any due diligence discussions reasonably requested by any Selling Holder or any underwriter;

(xvi) if requested by any underwriter, agree, and cause the Company, any directors or officers of the Company to agree, to be bound by customary “lock-up” agreements restricting the ability to dispose of Company securities;

(xvii) if requested by any Selling Holders or any underwriter, promptly incorporate in the registration statement or any prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Selling Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Registrable Securities;

(xviii) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”) and in the performance of any due diligence investigation by any underwriter that is required to be undertaken in accordance with the rules and regulations of FINRA;

(xix) otherwise use commercially reasonable efforts to cooperate as reasonably requested by the Selling Holders and the underwriters in the offering, marketing or selling of the Registrable Securities;

(xx) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act; and

(xxi) use commercially reasonable efforts to take any action requested by the Selling Holders, including any action described in clauses (i) through (xx) above to prepare for and facilitate any “over-night deal” or other proposed sale of Registrable Securities over a limited time frame.

The Company may require each Selling Holder and each underwriter, if any, to furnish the Company in writing such information regarding each Selling Holder or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request to complete or amend the information required by such registration statement.

(b) Without limiting any of the foregoing, in the event that the offering of Registrable Securities is to be made by or through an underwriter, the Company shall enter into an underwriting agreement with a managing underwriter or underwriters containing representations, warranties, indemnities and agreements customarily included (but not inconsistent with the covenants and agreements of the Company contained herein) by an issuer of common stock in underwriting agreements with respect to offerings of common stock for the account of, or on behalf of, such issuers. In connection with any offering of Registrable Securities registered pursuant to this Agreement, the Company shall furnish to the underwriter, if any (or, if no underwriter, the Selling Holder), unlegended certificates representing ownership of the Registrable Securities being sold (unless, in the Company’s sole discretion, such Registrable Securities are to be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form), in such denominations as requested, and instruct any transfer agent and registrar of the Registrable Securities to release any stop transfer order with respect thereto.

Each Selling Holder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.7(a)(x), such Selling Holder shall forthwith discontinue such Selling Holder’s disposition of Registrable Securities pursuant to the applicable registration statement and prospectus relating thereto until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.7(a)(ix) and, if so directed by the Company, deliver to the Company, at the Company’s expense, all copies, other than permanent file copies, then in such Selling Holder’s possession of the prospectus current at the time of receipt of such notice relating to such Registrable Securities. In the event the Company shall give such notice, any applicable 60 day period during which such registration statement must remain effective pursuant to this Agreement shall be extended by the number of days during the period from the date of giving of a notice regarding the happening of an event of the kind described in Section 2.7(a)(ix) to the date when all such Selling Holders shall receive such a supplemented or amended prospectus and such prospectus shall have been filed with the Commission.

SECTION 2.8 Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the “Registration Expenses”), regardless of whether such registration statement is declared effective by the Commission: (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 5121), (iv) printing expenses, (v) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vii) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, (viii) all fees and disbursements of the Company’s auditors, including in connection with the preparation of comfort letters, and any transfer agent and registrar fees, (ix) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and (x) any expenses described in clauses (i) through (ix) above incurred in connection with the marketing and sale of Registrable Securities. The Company shall have no obligation to pay any fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

SECTION 2.9 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors, agents, partners, members, employees, managers, advisors, sub-advisors, attorneys, representatives and affiliates, and each Person, if any, who controls such Selling Holder or such other indemnified Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against, as incurred, any and all losses, claims, damages, liabilities and expenses, or actions in respect thereof (collectively, the “Losses”), that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or any prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as Losses arise out of or are based upon any information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein.

SECTION 2.10 Indemnification by Holders of Registrable Securities. In connection with any registration statement, each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, agents, employees, attorneys, representatives and affiliates and each Person, if any, who controls the Company or such other indemnified Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against all Losses caused by, resulting from or relating to (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus, any preliminary prospectus or any prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but, in each case, only to the extent that such untrue statement or omission is caused by and contained in such information so furnished in writing by such Selling Holder expressly for use therein. Notwithstanding the foregoing, no Selling Holder shall be liable to the Company for amounts in excess of the net amount received by such Selling Holder in the offering giving rise to such liability.

SECTION 2.11 Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.9 or 2.10, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided, however, that the failure of any

Indemnified Party to give such notice will not relieve such Indemnifying Party of any obligations under Section 2.9, 2.10, 2.11 or 2.12, except to the extent such Indemnifying Party is materially prejudiced by such failure. After notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such Indemnified Party hereunder for any legal or other expense subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring (unless (i) such Indemnified Party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such Indemnifying Party or (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume such defense and the Indemnified Party is or is reasonably likely to be prejudiced by such delay; in either event the Indemnified Party shall be promptly reimbursed by the Indemnifying Party for the expenses incurred in connection with retaining one separate legal counsel). In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and the Indemnifying Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.9 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.10, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any Losses (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

SECTION 2.12 Contribution. If the indemnification provided for in Section 2.9 or 2.10 hereof is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any Losses that otherwise would have been covered by Section 2.9 or 2.10 hereof, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the aggregate amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of each Selling Holder, on the other hand, in connection with such statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of each Selling Holder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and by such parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.12 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.12, no Selling Holder shall be required to contribute any amount which in the aggregate exceeds the amount by which the net proceeds actually received by such Selling Holder from the sale of its securities to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.12, if any, are several in proportion to the proceeds of the offering actually received by such Selling Holder to the total proceeds of the offering received by all the Selling Holders and not joint.

SECTION 2.13 Rule 144. The Company covenants that it will (a) make and keep public information regarding the Company available as those terms are defined in Rule 144, (b) file in a timely manner any reports and documents required to be filed by it under the Securities Act and the Exchange Act, (c) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time more than 90 days after the effective date of the registration statement for the Company’s initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

SECTION 2.14 Participation in Underwritten Offerings. No Person may participate in any underwritten offerings hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the registration rights provided for in this Article II.

SECTION 2.15 Suspension of Use of Registration Statement. Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing notice to the Holders who elected to participate in the Shelf Registration Statement, to require such Holders to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration Statement for a reasonable period of time not to exceed 60 days in succession or 90 days in the aggregate in any twelve month period (a “Suspension Period”) if the Board determines in good faith and in its reasonable judgment that it is required to disclose in the Shelf Registration a Disadvantageous Condition. Immediately upon receipt of such notice, the Holders covered by the Shelf Registration Statement shall suspend the use of the prospectus until the requisite changes to the prospectus have been made as required below. Any Suspension Period shall terminate at such time as the public disclosure of such information is made. After the expiration of any Suspension Period and without any further request from a Holder, the Company shall as promptly as practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SECTION 2.17 Additional Shares. The Company, at its option, may register under a Shelf Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other stockholder or stockholders of the Company; provided that in no event shall the inclusion of such shares on a registration statement reduce the amount offered for the account of the Holders in any underwritten offering at the request of the Holders pursuant to Section 2.4(b).

ARTICLE III

MISCELLANEOUS

SECTION 3.1 Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

SECTION 3.2 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the written consent of the Company and the Holders against whom enforcement is sought. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

SECTION 3.3 Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

(i) if to any Holder, initially to the address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, c/o City Office REIT, Inc., 1075 West Georgia Street, Suite 2600, Vancouver, British Columbia, V6E 3C9, Attention: Chief Executive Officer, or to such other address and to such other Persons as any Holder may hereafter specify in writing; and

(ii) if to the Company, initially at 1075 West Georgia Street, Suite 2600, Vancouver, British Columbia, V6E 3C9, Attention: Chief Executive Officer, or to such other address as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

SECTION 3.4 Successors and Assigns; Assignment of Registration Rights. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties. Any Holder may assign its rights under this Agreement without the consent of the Company in connection with a transfer of such Holder’s Registrable Securities; provided that the Holder notifies the Company of such proposed transfer and assignment and the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

SECTION 3.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

SECTION 3.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

SECTION 3.7 Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 3.8 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

SECTION 3.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 3.10 Termination. The obligations of the parties hereunder shall terminate, and be of no further force and effect, with respect to each Holder, at such earlier time as such Holder ceases to Beneficially Own a Minimum Registration Amount, except, in each case, for any obligations under Sections 2.4(c), 2.8, 2.9, 2.10, 2.11, 2.12 and this Article III.

SECTION 3.11 Waiver of Jury Trial. The parties hereto (including any Initial Holder and any subsequent Holder) irrevocably waive any right to trial by jury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

CITY OFFICE REIT, INC.

By:
Name:
Title:

CIO OP LIMITED PARTNERSHIP

By:
Name:
Title:

CIO REIT STOCK LIMITED PARTNERSHIP

By:
Name:
Title:

GCC AMBERGLEN INVESTMENTS LP

By:
Name:
Title:

GIBRALT US, INC.

By:
Name:
Title:

Schedule I

Initial Holders

1.	CIO OP Limited Partnership

2.	CIO REIT Stock Limited Partnership

3.	GCC Amberglen Investments LP

4.	Gibralt US, Inc.

Exhibit A

CITY OFFICE REIT, INC.

FORM OF NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of shares of common stock, par value $.01 per share (“Common Stock”), of City Office REIT, Inc. (the “Company”) and/or units of limited partnership interests (“OP Units” and, together with the Common Stock, the “Registrable Securities”) of City Office REIT Operating Partnership, L.P. (the “Operating Partnership”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated [—], among the Company and the holders listed on Schedule I thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Shelf Registration Statement by issuing a press release and by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full Legal Name of Selling Security Holder:

	(b)	Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

	(c)	List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item 3 below:

2.	Address for Notices to Selling Security Holder:

Telephone:

Fax:

E-mail address:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

Type of Registrable Securities beneficially owned, and number of shares of Common Stock and/or OP Units, as the case may be, beneficially owned:

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.	Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

(i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(ii) in the over-the-counter market;

(iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv) through the writing of options

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note:	In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By
Name:
Title:

Dated:

Please return the completed and executed Notice and Questionnaire to:

1075 West Georgia Street

Suite 2600

Vancouver, British Columbia, V6E 3C9

Tel: (604) 806-3366

Attention: Chief Executive Officer